MINERAL PROPERTIES	12 Months Ended
Dec. 31, 2013
Mineral Industries Disclosures [Abstract]
Mineral Industries Disclosures [Text Block]
5.	MINERAL PROPERTIES

Oman Project

On March 8, 2010, the Company acquired, through its wholly owned subsidiary Gentor Resources Limited, the earn-in rights to the Block 5 and Block 6 copper exploration projects located in Oman.  Pursuant to the Earn-in Agreement between Al Fairuz Mining Company, LLC and Gentor Resources Limited, which relates to the Block 5 project, the Company has earned a 65% equity position in Al Fairuz Mining Company, LLC.  Pursuant to the Earn-in Agreement between Al Zuhra Mining Company, LLC and Gentor Resources Limited, which relates to the Block 6 project, the Company has the right to earn up to a 70% equity position in Al Zuhra Mining Company, LLC.

On April 10, 2014, the Company signed a share purchase agreement to sell its Oman properties. This agreement provided an accurate basis for the Company’s impairment assessment. For the year ended December 31, 2013, the Company recorded an impairment charge of $17,448,198 against mineral properties to bring the asset to its estimated fair value of $800,000. This amount represents the initial consideration the Company will receive at closing. See Subsequent Events, note 13.

Turkey Project

On April 30, 2012, the Company announced that it had entered into an agreement with a Turkish company (the “Licence Holder”) pursuant to which the Company was granted a 12 month option period for the purposes of funding and carrying out the exploration for copper on properties (the “Project”) located in northeastern Turkey held by the Licence Holder. The Company paid the Licence Holder a $200,000 option fee under the said agreement (the option underlying said agreement, the “Option”). The Option provided the Company with the option to acquire a 70% interest in the Project, as to which a further $400,000 would have been payable by the Company to the Licence Holder, and the Company would fund exploration by completing a feasibility study within three years from the acquisition of the said 70% interest (the “Feasibility Period”). At the end of the second and third year of the Feasibility Period, the Company would have been required to pay annual sums of $300,000 to the Licence Holder. As at December 31, 2013, the Option has expired under its terms.

Following the identification by the Company of several surface gossans in distal VMS settings, the Company has negotiated joint venture option agreements with two local Turkish entities. The first option agreement was signed with the first local partner for a 50% share of three permits in the Boyabat area in northern Turkey and a second option agreement was signed with a second local partner for a 50% interest in three additional permits in the Boyabat area in northern Turkey.

Idaho Project

No exploration was undertaken at the Company’s molybdenum tungsten project in east central Idaho in the U.S. during the year ended December 31, 2013 and the Company has determined to not continue with the Idaho project and has relinquished its rights in respect of this project.